Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
November 30, 1999



        Expected B Maturity                                       11/15/00


        Blended Coupon                                            5.5962%



        Excess Protection Level
          3 Month Average  5.93%
          November, 1999  5.84%
          October, 1999  6.14%
          September, 1999  5.82%


        Cash Yield                                  18.33%


        Investor Charge Offs                        4.89%


        Base Rate                                   7.60%


        Over 30 Day Delinquency                     5.02%


        Seller's Interest                           8.52%


        Total Payment Rate                          14.09%


        Total Principal Balance                     $48,461,894,441.68


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,130,074,923.19